SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 19, 2002
Date of Report (Date of Earliest Event Reported)

JOHNSONDIVERSEY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-97427 (Commission File Number)	39-1877511 (I.R.S. Employer Identification Number)

8310 16th Street Sturtevant, Wisconsin 53177-0902 (Address of principal executive offices, including zip code)

(262) 631-4001 (Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure

On December 19, 2002, JohnsonDiversey, Inc. issued a news release responding to certain questions from investors during an investor teleconference. The news release is filed with this current report on Form 8-K as Exhibit 99.1 hereto and incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JOHNSONDIVERSEY, INC.

By:	/S/ MICHAEL J. BAILEY
Name: Michael J. Bailey
Title: Senior Vice President and Chief Financial Officer
Date: December 19, 2002